SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a party other than the Registrant [   ]

Check the appropriate box:
[ X ]     Preliminary Proxy Statement

[   ]     Confidential, for use of the Commission only (as
          permitted by Rule 14a-6(e)(2))

[   ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material pursuant to  240.14a-12

                           VOIP, INC.
      (Name of the Registrant as specified in its charter)
      _____________________________________________________
           (Name of person(s) filing Proxy Statement,
                  if other than the Registrant)

Payment of filing fee (check the appropriate box):

[ X ]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14a-
          6(i)(1) and 0-11.

            (1) Title of each class of securities to
                   which transaction applies:
    ________________________________________________________

              (2) Aggregate number of securities to
                   which transaction applies:
    ________________________________________________________

          (3) Per unit price or other underlying value
               of transaction computed pursuant to
                     Exchange Act Rule 0-11
               (Set forth the amount on which the
               filing is calculated and state how
                       it was determined):
    ________________________________________________________

                 (4) Proposed maximum aggregate
                      value of transaction:
    ________________________________________________________

                       (5) Total fee paid:
    ________________________________________________________

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided
          by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

          (2)  Form, schedule or registration statement no.:

          (3)  Filing party:

          (4)  Date filed:

                           VOIP, INC.

                12330 S.W. 53rd STREET, SUITE 712
                 FORT LAUDERDALE, FLORIDA  33330

            Notice of Annual Meeting of Shareholders
                   to be held on March 7, 2006

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of VoIP, Inc., a Texas corporation (the "Company"), will be held on March 7, 2006, at 10:00 a.m., Eastern Standard Time, at the Sheraton Fort Lauderdale Hotel, 1825 Griffin Road, Dania, Florida 33004, for the purpose of considering and voting upon the following matters:

          1. to elect seven directors to serve for the ensuing year and until their successors are elected and qualified;

          2.   to approve the VoIP, Inc. 2006 Equity Incentive
Plan;

          3. to amend and restate the Company's Articles of Incorporation to authorize additional classes and shares of capital stock; and

          4. to transact such other business as may properly come before the annual meeting and any adjournment or adjournments of the meeting.

          Our board of directors has no knowledge of any other business to be transacted at the annual meeting.

          Our board of directors has fixed the close of business on February 9, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or adjournments of the meeting. Our stock transfer books will remain open.

          A copy of our annual report to shareholders for the fiscal year ended December 31, 2004, which contains consolidated financial statements and other information of interest to shareholders, accompanies this notice and the enclosed proxy statement.

          All shareholders are cordially invited to attend the annual meeting.

                              By Order of the Board of Directors


                              David W. Sasnett,
                              Secretary

Ft. Lauderdale, Florida
February 13, 2006

          Your vote is very important. Whether or not you plan to attend the annual meeting, in order to ensure representation of your shares, please promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. No postage need be affixed if the proxy card is mailed in the United States.

                           VOIP, INC.

                12330 S.W. 53rd Street, Suite 712
                 Ft. Lauderdale, Florida  33330

                         PROXY STATEMENT
             For the Annual Meeting of Shareholders
                 to be Held on February 28, 2006

                        TABLE OF CONTENTS


INFORMATION ABOUT SOLICITATION AND VOTING                       6

PROPOSAL ONE: ELECTION OF DIRECTORS                            10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT                                                     17

MANAGEMENT                                                      5

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                  3

PROPOSAL TWO:  PROPOSAL TO APPROVE THE COMPANY'S 2006 EQUITY
INCENTIVE PLAN                                                  4

PROPOSAL THREE: PROPOSAL TO AMEND AND RESTATE THE COMPANY'S
ARTICLES OF INCORPORATION                                       1



          INFORMATION ABOUT SOLICITATION AND VOTING

Solicitation
------------

          This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of VoIP, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on March 7, 2006 at 10:00 a.m., Eastern Time, at The Sheraton Fort Lauderdale Hotel, 1825 Griffin Road, Dania, Florida 33004 and at any adjournment or adjournments of the annual meeting.

          The notice of meeting, this proxy statement, the enclosed proxy card and our annual report to shareholders for the fiscal year ended December 31, 2004 are first being sent or given to shareholders on or about February 13, 2006. Our annual report to shareholders for the fiscal year ended December 31, 2004 includes a copy of our annual report on Form 10-KSB for the same fiscal year, as updated through September 30, 2005 with our third quarterly report on Form 10-QSB, both as filed with the Securities and Exchange Commission (the "SEC"), including financial statements and schedules, but excluding exhibits.

          We will, upon written request of any stockholder who has not otherwise received a copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2004, furnish without charge a copy of that annual report on Form 10-KSB, including financial statements and financial statement schedules, but excluding exhibits, as filed with the SEC. Please address your request to VoIP, Inc., 12330 S.W. 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330, Attention: Osvaldo Pitters, Senior Vice President of Finance. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Matters to be Considered at the Annual Meeting
----------------------------------------------

          At the annual meeting and any adjournment or adjournments of the annual meeting, our shareholders will be asked to consider and vote upon the following matters:

          1. to elect seven directors to serve for 2006 and until their successors are elected and qualified;

          2.   to approve the VoIP, Inc. 2006 Equity Incentive
Plan;

          3. to amend and restate the Company's Articles of Incorporation to authorize additional classes and shares of capital stock; and

          4. to transact such other business as may properly come before the annual meeting and any adjournment or adjournments of the meeting.

Record Date
-----------

          Our board of directors has fixed the close of business on February 9, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

Voting
------

          On February 9, 2006, the record date for determination of shareholders entitled to vote at the annual meeting, there were outstanding and entitled to vote ___________shares of our common stock. The holders of a majority of our capital stock issued and outstanding and entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. Capital stock represented in person or by proxy, including abstentions and "broker non-votes" with respect to one or more of the matters presented for shareholder approval will be counted for purposes of determining whether a quorum exists at the annual meeting. When we refer to broker non-votes, we mean capital stock held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote the capital stock as to a particular matter.

          The affirmative vote of the holders of our capital stock representing a majority of the votes represented by capital stock represented in person or by proxy and entitled to vote at the annual meeting is required for the election of directors and approval of Proposal Two to approve the 2006 Equity Incentive Plan. Therefore, an abstention or withholding of a vote will not be counted for purposes of determining whether the requisite vote has been obtained to elect directors or approve Proposal Two.

          Holders of shares abstaining from voting on Proposal Three to amend the Articles of Incorporation will not be counted as votes in favor of that matter, but will be counted as votes cast on that matter. Accordingly, abstentions will have the effect of votes against the adoption of Proposal Three.

          Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter and will also not be counted as votes cast on that matter. Accordingly, broker non-votes will have no effect on the matters specified in the notice of meeting.

          All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the notice of meeting accompanying this proxy statement. Any proxy may be revoked by a shareholder at any time before its exercise by delivering a written revocation to our corporate secretary, by delivering a subsequently dated proxy or by voting in person at the annual meeting. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the annual meeting that the shareholder intends to revoke the proxy and vote in person.

Householding of Proxy Materials
-------------------------------

          Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement or our annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: VoIP, Inc., 12330 S.W. 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330, phone:
(954) 434-2000, Attention: Osvaldo Pitters.   If you want to
receive separate copies of our annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Shareholder Proposals for Annual Meeting and for the Annual
Meeting in 2007
-----------------------------------------------------------

          Written notice of proposals of shareholders submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for consideration at our annual meeting of shareholders in 2007 must be received by us within a reasonable time before the Company begins to print and mail this proxy statement in order to be considered timely for purposes of Rule 14a-8 under the Exchange Act. The persons designated in our proxy card will be granted discretionary authority with respect to any stockholder proposal with respect to which we do not receive timely notice. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for our annual meeting of shareholders in 2007 must be received by our corporate secretary at our principal offices by January 1, 2007.

Other Matters
-------------

          Our board of directors knows of no other business which will be presented for consideration at the annual meeting other than those matters described above. However, if any other business should come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote, or otherwise act, in accordance with their best judgment on such matters.

Costs of Solicitation
---------------------

          We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. We will reimburse these persons for their reasonable expenses in connection with any of these solicitations. In addition, we will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and we will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

                            PROPOSAL ONE:
                      ELECTION OF DIRECTORS

          Our board of directors presently consists of one director. After the annual meeting, we expect that our board of directors will consist of seven directors elected annually for a one year term. The persons named in the enclosed proxy will vote to elect as directors Mr. B. Michael Adler, Senator George Firestone, Mr. Stuart Kosh, Mr. Nicholas A. Iannuzzi, Jr.,
Mr. Thomas Reeves, Mr. Chris Rhoades and Mr. John N. Spencer, Jr., unless the proxy is marked otherwise. The directors will be elected at the upcoming annual meeting and will serve until the annual meeting of shareholders to be held in fiscal year 2007 and until their respective successors have been elected and qualified. At each annual meeting of shareholders, directors are elected for a full one year to succeed those whose terms are expiring.

          Each of the nominees has indicated his willingness to serve, if elected. However, if any nominee should be unable to serve, the persons acting under the proxy may vote the proxy for a substitute nominee. Our board of directors has no reason to believe that any nominee will be unable to serve if elected.

The Board of Directors

          For each member of our board of directors, including the nominees for election as director, there follows information given by each concerning:

     *    each director's age;

     * all positions or offices, including committee memberships, held by each director;

     * each director's length of service as a director of the Company;

     * each director's principal occupation and business experience for at least the past five years; and

     * the names of other public reporting companies of which the director serves as a director.


                                  Position and Offices     Director
        Name                Age    with the Company         Since
  ------------------------- ---  ---------------------  -------------

  B. Michael Adler           58   Chief Executive
                                  Officer; Prospective
                                  Director and Chairman

  George Firestone           73   Director                October 2005

  Stuart Kosh                49   Prospective Director

  Nicholas A. Iannuzzi, Jr,  40   Prospective Director

  Thomas Reeves              57   Prospective Director

  Chris Rhoades              40   Prospective Director

  John N. Spencer, Jr.       65   Prospective Director


          There are no family relationships among any of our directors, nominees for director and executive officers.

Nominees for Election to the Board of Directors (Terms to expire at Annual Meeting for the 2006 Fiscal Year)
----------------------------------------------------------------

          B. MICHAEL ADLER, age 58, became our Chief Executive Officer in October 2005. Mr. Adler is the founder of WQN, Inc., has been a member of its board of directors since its inception in 1996, and served as its Chief Executive Officer from 1996 to
2001.   Mr. Adler is the Chief Executive Officer of Eagle Venture
Capital, LLC, a Delaware limited liability company, formerly known as WorldQuest Networks, LLC, and a former Director of Intellicall, Inc., a publicly-traded manufacturer of pay phones and call processing equipment (New York Stock Exchange symbol "ICL"). Mr. Adler founded Intellicall in 1984 and served as Chairman or Vice Chairman of the Board from its inception until November 1993. From 1994 to July 1999, Mr. Adler was the Chairman of the Board of The Payphone Company Limited, a company that owns a wireless pay telephone network in Sri Lanka.

          GEORGE FIRESTONE, age 73, was elected Florida's 20th Secretary of State in 1978 and was re-elected for two additional terms. Previously, he served as a member of the House of Representatives and as a member of the Florida Senate. During this legislative tenure, he was responsible for the passage of laws permitting international banking and foreign trade zones. Senator Firestone currently serves as the State of Florida's "Special Envoy" to the Foreign Consular Corp of Florida. He has a long history of valued legislative service, including serving as a member of the Florida Cabinet, the State's Chief Elections Officer, and Chief Cultural Officer. For the past five years Senator Firestone has been the Chairman and CEO of Tecton International, Inc., a financial and operations management company specializing in the management and workout of non-performing businesses and distressed real estate. Senator Firestone is a vice president, general manager and stockholder of Gray Security Service, which provides security investigations of commercial and industrial matters. He serves on the board of Eastern National Bank of Miami. His long public service support includes serving as chairman of the City of Miami Economic Advisory Board; member of the Dade County Personnel Advisory Board; and receiver and trustee of the U.S. Bankruptcy Court. Senator Firestone is a licensed real estate broker and developer, and insurance broker specializing in the field of estate planning and business insurance for individuals and corporations.

          NICHOLAS A. IANNUZZI, JR., age 40, is a partner in the law firm of Rothenberg, Estner, Orsi, Arone and Grumbach, LLP of Wellesley, Massachusetts, where he has worked since 2002. From 1997 to 2002 Mr. Iannuzzi maintained his own law practice in Boston, Massachusetts. Mr. Iannuzzi specializes in the areas of corporate and contract law, civil litigation and real estate. He serves as general counsel to numerous corporations and has advised his clients on various business matters and transactions, including major acquisitions and sales of businesses. Mr. Iannuzzi is a graduate of Boston College and received his J.D. from the Suffolk University Law School.

          STUART KOSH, age 49, moved to Florida in 1978 to join his father and brother at Kosh Ophthalmic, Inc., a wholesale optical laboratory with annual sales of $15 million, where he managed 100 employees. In 1998, the company was sold to Essilor of America, and Mr. Kosh maintains his position as General Manager. His leadership roles have included involvement with the Big Brothers Big Sisters Program of Broward County as a mentor to needy youth. For the past 15 years, Mr. Kosh has been involved with the National Multiple Sclerosis Society. He has served on its board and chairs its annual golf tournament fundraiser. Presently he is serving on the Temple Dor Dorim Board of Directors.

          THOMAS REEVES, age 57, has a broad professional career that began with Shaklee Corporation, initially as Contract Manufacturing Manager and later as Director of Purchasing. In 1980 he accepted a Vice President position with Nutrition Pak Corporation. From 1984 to 1992 Mr. Reeves was President of Torick Inc. an electrical wire harness manufacturer. In 1992 he started Transportation Safety Technologies where he was President and Chief Executive Officer. From 2000 to present he has been President of TRJB Inc. a holding company for various companies in the hospitality industry. Mr. Reeves has been actively involved in supporting the American Cancer Society and is a committee member of the Cystic Fibrosis Foundation. He holds a BS in Business Administration from California State University.

          CHRIS RHOADES, age 40, has three years management consulting experience and was employed for 11 years (from 1992 to 2003) by the investment banking firm of Merrill Lynch. Since 2004 he has been the Chief Executive Officer and owner of Rhoades Building Products, Inc. Over the last three years Mr. Rhoades has also focused on capital allocation and has invested in several companies in the voice over internet protocol marketplace and in commercial real estate developments. Mr. Rhoades was involved in hundreds of debt and equity financings for both U.S. and European companies while working at Merrill Lynch's New York and San Francisco offices. He served in a crucial advisory capacity to mutual and hedge funds, evaluating on their behalf the strategy, fundamentals, valuation, and capital structure of numerous companies. Mr. Rhoades analyzed research specific to the telecom industry, and wrote research analysis in the mid-90's specific to the growth of the mobile telephone industry. In 2005 Mr. Rhoades was appointed by the Governor of Maine to a task force established to research economic stimulus ideas for the state. Mr. Rhoades is a graduate of the University of California at Berkeley and went on to receive his MBA from Northwestern University's Kellogg Graduate School of Management.

     JOHN N. SPENCER, JR., age 65, served a broad range of clients for more than 38 years while at Ernst & Young. He began his Ernst & Young ("E&Y") career in Boston in 1962 and worked in E&Y's National office in New York assisting with the development of professional policies and in resolving client matters nationwide in the audit, accounting and SEC areas. Mr. Spencer served as the Managing Partner of E&Y's Providence, Rhode Island office before transferring to Atlanta in 1981. Most recently he was the Market Segment Team Leader for E&Y's Life Sciences industry practice in the Southeast. He retired from E &Y in 2000. Mr. Spencer has significant expertise in coordinating services to publicly held companies, including involvement in more than 200 registration statements and over 25 initial public offerings. He provided audit and financial related services for over 100 merger and acquisition transactions and has significant experience with numerous boards of directors and audit committees. Active in Georgia's technology community, he served as president and a director of the Business and Technology Alliance. He was a cofounder and is treasurer of the Atlanta Venture Forum, an association of venture capital investors in the Southeast, and he recently completed two years as the President of the Georgia Biomedical Partnership. Mr. Spencer is a member of the National Association of Corporate Directors, and he serves as a member of the boards of directors of A C Therapeutics, Inc.; GeneEx, Inc.; and OrthoHelix Surgical Designs, Inc. He also serves on the board of directors of Firstwave Technologies, Inc. (NASDAQ - FSTW) and is the Chair of its Audit Committee. In addition, Mr. Spencer is a Director of BioFlorida and of the Georgia Biomedical Partnership.

Board Recommendation
--------------------

          The board of directors recommends that you vote "FOR" the election of the nominees to the board of directors.

Board of Directors and Committee Meetings; Committees of the
Board
-------------------------------------------------------------

          During the fiscal year ended December 31, 2004 and through October 2005 Mr. Steven Ivester was the sole director of the Company, consequently, formal board and committee meetings were not held during that time. One formal meeting of the board of directors was held in December 2005.

          Because Mr. Ivester has been the only director of the Company, he performed the functions of the audit committee.
Mr. Ivester was not an "audit committee financial expert," as defined by the SEC. Upon election of the nominees for director, the Company plans to establish an audit committee of independent directors, and it is anticipated that Mr. Spencer will serve as chair. Mr. Spencer is an "audit committee financial expert," as defined by the SEC. The audit committee will operate pursuant to a written charter, which is attached to this proxy statement as Appendix A.

          During the fiscal years ended December 31, 2004 and 2005, the Company did not have a standing compensation or nominating committee. Upon election of the nominees for director, the Company plans to establish a compensation committee consisting of two or more independent directors. The compensation committee will operate pursuant to a written charter.

          We do not presently have a policy with respect to attendance by the directors at the annual meetings of shareholders. All of the current year board of directors nominees, as well as Mr. Ivester, have indicated their intent to attend the shareholders meeting.

Procedures for Director Nominations
-----------------------------------

          Neither our articles of incorporation nor our bylaws contain any procedures whereby shareholders may recommend nominees for director. We do not pay and do not anticipate paying any fees to third parties for identifying or evaluating candidates for director.

Communications with Directors
-----------------------------

     Our board of directors does not provide a formal process by which shareholders may send communications to the board, because Mr. Ivester had been the only director. The Company does not at this time anticipate instituting such a process. However, shareholders may communicate with us or request information at any time by contacting Investor Relations at (954) 434-2000.

Compensation of Directors
-------------------------

     Mr. Ivester was not separately compensated for his service as a director of our Company.

     In connection with their service on our board of directors, each director elected by the shareholders will receive 25,000 shares of our common stock and options to purchase 25,000 shares of our common stock, with the ownership rights to these shares and options vesting ratably on a monthly basis over one year. Each director will also receive $500 for each board meeting or board committee meeting attended.

Code of Ethics
--------------

     At the Board of directors meeting following the Annual Meeting, it is anticipated that we will adopt a Code of Business Conduct and Ethics, within the meaning of Item 406(b) of Regulation S-K, that applies to the Company's directors, officers and employees, including, our principal executive officer, principal financial officer and principal accounting officer. Upon adoption, a complete copy of the proposed Code of Ethics will be posted at our website at www.voipincorporated.com under "Investor Relations." Any amendments to, or waivers of, the Code of Ethics will be promptly disclosed on our website.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                           MANAGEMENT

Beneficial Ownership
--------------------

          The following table sets forth information as of February 9, 2006, except as otherwise noted, with respect to the beneficial ownership of our common stock:

     * each person known by the Company to own beneficially more than five percent of our outstanding common stock;

     *    each director and prospective director of the Company;

     * the Company's Chief Executive Officer and each person who serves as an executive officer of the Company; and

     * all executive officers and directors of the Company as a group.

          The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares as to which the individual has the right to acquire beneficial ownership within 60 days, except as otherwise noted, through the exercise or conversion of any stock option, warrant, preferred stock or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, to our knowledge based upon information produced by the persons and entities named in the table, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person or entity.

          The address for each of our officers and directors is c/o VoIP, Inc., 12330 S.W. 53rd Street, Suite 712, Fort
Lauderdale, Florida 33330.


                                        Shares of Common Stock     Ownership of
     Name of Beneficial Owner             Beneficially Owned     Common Stock (11)
----------------------------------      ----------------------   -----------------
YTMJ, LLC                                     5,950,615                8.9%
5600 PGA Boulevard, Suite 204
Palm Beach Gardens, FL 33412

WQN, Inc. (1)                                10,239,100               15.8%
14911 Quorum Drive, Suite 140
Dallas, Texas 75240


Steven Ivester                                6,025,000                9.0%

Shawn M. Lewis                                5,446,231                8.2%

B. Michael Adler (2)                          1,125,000                1.8%

Hal Bibee, Sr (3)                             1,687,500                2.7%

David W. Sasnett (4)                            450,000                 *

Osvaldo Pitters (5)                             350,000                 *

George Firestone (6)                             16,666                 *

Nicholas A. Iannuzzi, Jr.                        75,000                 *

Stuart Kosh (7)                               1,284,477                2.1%

Chris Rhoades (8)                             1,042,500                1.7%

Thomas Reeves (9)                               585,000                1.0%

John N. Spencer, Jr.                                 --                 --

All directors and executive officers
    as a group (6 persons) (10)               9,075,397               12.94%
                                        ======================



  *    Less than one percent.
 (1) Consists of 6,539,100 shares of Common Stock and 3,700,000 shares issuable upon conversion of a Convertible Promissory Note.

 (2) Consists of (a) 500,000 shares of common stock; (b) currently exercisable options to purchase 125,000 shares of common stock; and (c) warrants to purchase 500,000 shares of common stock.

 (3) Consists of (a) 375,000 shares of common stock; (b) currently exercisable options to purchase 125,000 shares of common stock; and (c) warrants to purchase 1,187,500 shares of common stock.

 (4) Consists of currently exercisable options to purchase 75,000 shares of common stock, and warrants to purchase 375,000 shares of common stock.

 (5)  Consists of currently exercisable options to purchase
      250,000 shares of common stock and 100,000 shares owned by Mr. Pitters' spouse.

 (6) Consists of 8,333 shares of common stock and currently exercisable options to purchase 8,333 shares of common stock.

 (7) Consists of 778,227 shares of common stock and warrants to purchase 506,250 shares of common stock.

 (8) Consists of 730,000 shares of common stock and warrants to purchase 312,500 shares of common stock.

 (9) Consists of 438,500 shares of common stock and warrants to purchase 146,500 shares of common stock

 (10) Represents the combined beneficial ownership of the executives and the Company's one director as of January 24, 2006 which consist of Messrs. Adler, Bibee, Lewis, Sasnett,
      Pitters and Firestone.

 (11) Based upon 61,078,000 shares of common stock issued and outstanding as of January 24, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

          Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of such reports and written representations that no other reports were required, we believe that all filing requirements applicable to our officers, directors and greater than 10% shareholders were satisfied during the fiscal years ended December 31, 2004 and 2005. Several reports under Section 16(a) were filed late by Steven Ivester, and Mr. Ivester noted in reports filed by him that he had realized certain "short swing profits," all of which have been repaid to the Company.

Independent Public Accountants
------------------------------

     Berkovitz, Lago & Company, LLP served as our auditor and audited our financial statements for our fiscal year ended December 31, 2004. Representatives of Berkovitz, Lago & Company, LLP will be present at the annual meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Independent Auditor's Fees and Other Matters
--------------------------------------------

          Audit Fees. Berkovitz, Lago & Company, LLP provided services to the Company during the year ended December 31, 2004 in the categories shown below. Tschopp, Whitcomb & Orr provided services to the Company in these categories during the year ended December 31, 2003.

                                         Calendar Years
                                        2004       2003
                                      --------- ---------
       Audit Fees (1)                 $  72,620 $  12,000
       Audit Related Fees (2)         $       - $       -
       Tax Fees (3)                   $       - $       -
       All Other Fees (4)             $       - $       -

(1) Audit fees - these are fees for professional services performed by Berkovitz, Lago & Company, LLP and Tschopp, Whitcomb & Orr for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

(2) Audit related fees - these are fees for assurance and related services performed by Berkovitz, Lago & Company, LLP and Tschopp, Whitcomb & Orr that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes: employee benefit and compensation plan audits; attestations by that are not required by statute and consulting on financial accounting/reporting standards.

(3) Tax fees - these are fees for professional services performed by Berkovitz, Lago & Company, LLP and Tschopp, Whitcomb & Orr with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from "audit-related" items.

(4) All other fees - these are fees for other permissible work performed by Berkovitz, Lago & Company, LLP and Tschopp,
     Whitcomb & Orr that does not meet the above category descriptions.

                              MANAGEMENT

Executive Officers of the Registrant
------------------------------------

     The following table sets forth information concerning our executive officers and directors as of the periods set forth below:

     Name         Age   Position with Company               Dates
--------------    ---   ------------------------------  ----------------
B. Michael Adler   58   Chief Executive Officer and     October 2005 to
                        Chairman; Prospective Director  present

     Name         Age   Position with Company               Dates
----------------- ----  ------------------------------  ----------------
Hal H. Bibee, Sr.  53   President                       November 2005 to
                                                        present

Shawn M. Lewis     38   Chief Technology Officer        May 2005 to
                                                        present

David W. Sasnett   49   Chief Financial Officer         October 2005 to
                                                        present

Osvaldo Pitters    47   Senior Vice President           May 2004 to
                        -Finance; Former Chief          present
                        Financial Officer

George Firestone   73   Director                        November 2005 to
                                                        present

Steven Ivester     41   Former Chairman and Director;   March 2004 to
                        Former Chief Executive          present
                        Officer; Consultant

     B. MICHAEL ADLER. Please see Mr. Adler's biography on page 6.

     HAL H. BIBEE, SR. is an entrepreneur and corporate financial consultant. He is a Certified Public Accountant (inactive), formerly with Ernst & Young. In 1984, he co-founded MetroTel, which at that time was the largest private pay telephone company in New York City, and served as its Chief Executive Officer through 1985. Mr. Bibee was a founding shareholder of the First Bank of East Tennessee and served on its Board of directors from 1988 to 1997. As an entrepreneur in the telecommunications industry, Mr. Bibee has engineered, constructed and operated cable television systems throughout the Southeast. As a board member, stockholder and consultant for Mega Force Staffing Services, Inc. from 1995-1997, Mr. Bibee was in charge of all mergers and acquisitions and investment banking activities. In 1998, he founded FiberLink, LLC and in 2000 INTELLICAD, LLC, firms that provide consulting, engineering and construction services to the telecommunications industry. He is a General Partner in ASETZ, a diversified real estate investment and development company, and a General Partner in Parkway Properties, a self storage development and operating company. From 2004 to the present, he has served on the Board of Directors, and as the Audit Committee Chairman, of WQN, Inc., a publicly-held telecom company that offered voice over internet protocol services to domestic and international markets until it sold the assets for that business to our Company in October 2005.

     SHAWN M. LEWIS. Shawn M. Lewis oversees all of our technological and engineering activities. Mr. Lewis founded and was the President and CEO of Caerus, Inc. and its three subsidiaries, Volo Communications, Caerus Networks, Inc., and Caerus Billing & Mediation, Inc. from 2001 to 2005. We acquired Caerus, Inc. in May 2005 at which time Mr. Lewis became our Chief Technology Officer. Prior to Caerus Mr. Lewis co-founded XCOM Technologies, a competitive local exchange carrier, where he served in an executive capacity and led the development of
patents for the first softswitch and SS7 Media Gateway.   XCOM
Technologies was sold to Level 3 in 1998. His next venture, set-top box vendor River Delta, was sold to Motorola. His most recent venture, Caerus, Inc. empowers carriers and service providers to begin selling advanced voice over internet protocol related
services.    In 2004, Mr. Lewis plead guilty to a felony drug
possession offense and received probation.

          DAVID W. SASNETT has more than 25 years of experience in providing management, accounting and advisory services to a wide variety of companies, both public and private. Immediately prior to joining our Company, Mr. Sasnett was a consultant with Corevision Strategies, LLC, a financial and management services consulting firm. During 2004 Mr. Sasnett held the positions of Vice President of Finance and Controller of Mastec, Inc., a publicly-traded specialty contractor engaged in the design, construction, installation, maintenance and upgrade of infrastructures for companies and government entities operating in the telecommunication, broadband, energy services, traffic control and homeland security services industries. In 2003 Mr. Sasnett founded, and continues to be the President of, Secure Enterprises, LLC, a successful consumer product manufacturer and distributor and in 2002 he was an Executive Vice President with Platinum Products, Inc., a privately-held importer and distributor of consumer products. Mr. Sasnett was employed from 1994 to 2002 by Catalina Lighting, Inc., a global, publicly-traded manufacturer and distributor of residential lighting and other consumer products. From 1996 to 2002 he served as Catalina's Chief Financial Officer. Mr. Sasnett's prior experience also includes more than 12 years with the audit department of the international accounting and consulting firm of Deloitte & Touche, LLP.

     OSVALDO PITTERS. Osvaldo Pitters has a successful track record and progressive working experience managing finance, administration, accounting and auditing functions in the U.S., England, U.K. and Latin America. Mr. Pitters worked 10 years with PriceWaterhouseCoopers in the Audit Department in Latin America and in England, UK. Mr. Pitters also worked seven years with Pepsi Cola International in the Finance Area in several countries within the Latin American region. He also worked for two years as Deputy General Manager of Banco Republica in Lima, Peru. Before joining us, from January 2003 to April 2004, Mr. Pitters was the Controller of the Cima Telecom Group in Miami, Florida. Osvaldo is a 1983 graduate of the Santiago University, Chile and a 1985 post graduate of the Cambridge University, UK. Mr. Pitters was our Chief Financial Officer until October 2005 and since that time has been our Senior Vice President of Finance.

     GEORGE FIRESTONE. Please see Senator Firestone's biography on page 6.

     STEVEN IVESTER. Mr. Ivester has been a successful technology inventor and entrepreneur since 1982. In 1985 he established a chain of automotive service centers, All State Auto Centers (Founder & President) and sold the business in 1991. He subsequently established, expanded and sold a chain of computer stores known as 21st Century Computers. In 1997, Mr. Ivester became President and Chief Executive Officer of Navigator, PC, which invented a series of rugged waterproof military grade navigational computer and display systems. From 2001 to 2004, he consulted for Voice over IP companies and was responsible for the specification and development of IP desktop telephone devices, Multimedia Terminal Adaptors, and portable WiFi phones in addition to sourcing, negotiation and quality assurance. In early 2004, Mr. Ivester founded VoIP, Inc. Mr. Ivester resigned as our Chief Executive Officer in October 2005 and resigned from his position on our board of directors in December 2005. He presently serves as a consultant to the Company pursuant to a three year consulting agreement that began in October 2005.

Executive Compensation
----------------------

     The following table sets forth information with respect to the compensation, for the last three fiscal years, of our Chief Executive Officer and each person who served as an executive officer of our Company for the last three fiscal years and whose total annual salary and bonus exceeded $100,000. In accordance with the rules of the SEC, the compensation set forth in the table below does not, unless otherwise noted, include medical, group life or other benefits that are available to all of our salaried employees, and perquisites and other personal benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the total annual salary and bonuses for each of the individuals shown in the table.



                   Summary Compensation Table


                                                                                Long-Term
                                          Annual Compensation                 Compensation
                                   -----------------------------------     ------------------
                                                                               Securities
                                    Fiscal                                 Underlying Options         All Other
Name and Principal Position          Year     Salary($)      Bonus($)          (Shares)(#)         Compensation($)
---------------------------------  --------  -----------    ----------     ------------------      ---------------
Steven Ivester (1)                   2005      231,722              0                 0                     33,563
Former Chief Executive Officer       2004      125,000              0                 0                      2,475
                                     2003            0              0                 0                          0

Bill Burbank (2)                     2005      146,156          1,923                 0                          0
Former Chief Operating Officer       2004        2,116              0                                            0
                                     2003            0              0                 0                          0

Osvaldo Pitters                      2005      100,000          1,923                 0                          0
Former Chief Financial Officer;      2004       50,000              0                 0                          0
Senior Vice President of Finance     2003            0              0                 0                          0

                              -12-





                                                                                Long-Term
                                          Annual Compensation                 Compensation
                                   -----------------------------------     ------------------
                                                                               Securities
                                    Fiscal                                 Underlying Options         All Other
Name and Principal Position          Year     Salary($)      Bonus($)          (Shares)(#)         Compensation($)
---------------------------------  --------  -----------    ----------     ------------------      ---------------

B. Michael Adler                     2005       48,738          2,769                 0                          0
Chairman; Chief Executive Officer    2004            0              0                 0                          0
                                     2003            0              0                 0                          0

_________________






(1) Mr. Ivester resigned his position as CEO in October 2005 and his position as Director in December 2005. His 2005 salary as reflected above includes $88,462 that is accrued but unpaid as of January 24, 2005. The other compensation consists of automobile allowance.

(2)  Mr. Burbank resigned his position in January 2006.



                          STOCK OPTIONS




                                              Number of Securities      Value of Unexercised In-the-
                                             Underlying Unexercised            Money Options
                                          Options at December 31, 2005      at December 31, 2005
                                          -----------------------------  --------------------------
                   Number of
                    Shares
      Name        Acquired on    Value
                    Exercise    Realized   Exercisable   Un-exercisable Exercisable  Un-exercisable
----------------- -----------   --------  -------------  -------------- -----------  --------------
B. Michael Adler           --         --        125,000         375,000         -0-             -0-

Bill Burbank               --         --        250,000         250,000         -0-             -0-

Osvaldo Pitters            --         --        250,000         250,000     $52,500        $52,500



                    LONG TERM INCENTIVE PLANS



                                              Estimated Future Payments under
                                                Non-Stock Price-Based Plans
                                            ----------------------------------
                              Performance
                 Number of      or Other
                  Shares,     Period Until
                 Under or    Maturation or  Threshold    Target      Maximum
     Name      Other Rights      Payout     ($ or #)    ($ or #)     ($ or #)
-------------- ------------  -------------  ---------  ----------  ------------
(None)







Employment, Change of Control and Severance Arrangements
--------------------------------------------------------

          In connection with the acquisition of Caerus Inc., on May 31, 2005, the Company entered into an employment agreement with Mr. Lewis. The employment agreement is for a term of two years (unless terminated earlier pursuant to the terms of the employment agreement). Mr. Lewis will receive an annual salary of $200,000 Mr. Lewis will be eligible to participate in the Company's various benefit plans that are available to other executive officers of the Company. In addition of the exchange of Mr. Lewis' options, described above, Mr. Lewis received a $40,000 signing bonus in connection with the acquisition. Mr. Lewis will be eligible to receive performance bonuses, in the form of performance-based stock options under the Company's stock option plan, according to as-yet-to-be-determined performance targets. If the Company and Mr. Lewis do not establish the performance targets within 90 days of the closing of the acquisition, the Company will pay Mr. Lewis a $15,000 per quarter bonus until such targets are determined. Mr. Lewis will be entitled to receive severance payments if his employment is terminated in certain circumstances. The employment agreement contains customary confidentiality and non-competition covenants.

          On October 18, 2005, we entered into an employment agreement with Mr. Adler, who became our Chief Executive Officer. This agreement is for a term of three years (unless terminated earlier pursuant to its terms). Mr. Adler receives an annual salary of $144,000. Upon execution of the agreement, Mr. Adler was issued 500,000 shares of restricted common stock and warrants to purchase 500,000 shares of common stock, at a price of $1.50 per share. In addition, Mr. Adler was granted non-qualified stock options to purchase 500,000 shares of common stock at an exercise price of $1.56. Mr. Adler will be entitled to receive severance payments if his employment is terminated in certain circumstances.

          On October 18, 2005, we entered into an employment agreement with Mr. Sasnett, who became our Chief Financial Officer. This agreement is for a term of three years (unless terminated earlier pursuant to its terms). Mr. Sasnett received a salary of $10,416.66 per month through December 31, 2005, and will receive a salary of $12,083.33 per month during the year ending December 31, 2006, $13,750 per month during the year ending December 31, 2007 and $15,416.67 per month during the year ending December 31, 2008, provided the agreement is in effect. Upon execution of the agreement, Mr. Sasnett was granted non-qualified stock options to purchase 300,000 shares of common stock, at an exercise price of $1.53 per share. Mr. Sasnett was issued warrants to purchase 300,000 shares of common stock, at an exercise price of $1.53 per share and will be granted additional warrants to purchase an aggregate of 150,000 shares of common stock, at a price of $1.53 per share, in six monthly increments
beginning in November 2005.   Mr. Sasnett will be entitled to
receive severance payments if his employment is terminated in certain circumstances.

          On October 18, 2005, we entered into an employment agreement with Mr. Burbank pursuant to which he served as our Chief Operating Officer. This agreement was for a term of three years (unless terminated earlier pursuant to its terms) and provided for a salary of $12,500.00 per month through December 31, 2005, and $15,000.00 per month thereafter. Upon execution of the agreement, Mr. Burbank was issued 500,000 shares of restricted common stock and issued warrants purchase 500,000 shares of common stock at a purchase price of $1.50. Mr Burbank resigned from the Company in January 2006.

          On November 22, 2005, we entered into an employment agreement with Mr. Bibee, who became our President. This agreement is for a term of three years (unless terminated earlier pursuant to its terms). Mr. Bibee received a salary of $13,750.00 per month through December 31, 2005 and receives an annual salary of $180,000 thereafter. Upon execution of the agreement, Mr. Bibee was granted non-qualified stock options to purchase 500,000 shares of common stock at an exercise price of $1.56 and was issued warrants to purchase 1,000,000 shares of the Company's common stock, at a price of $1.50 per share. Mr. Bibee will be entitled to receive severance payments if his employment is terminated in certain circumstances.

          Steven Ivester resigned from his position as our Chief Executive Officer on October 18, 2005 and on that date entered into a three year consulting agreement with our Company. This agreement provides for the payment of fees and a car allowance totaling $230,000 annually. Mr. Ivester is entitled to receive a lump sum payment of any amounts due on the unexpired term of this agreement if the agreement is terminated under certain circumstances.

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The Company was organized by Kevin Halter and members of his family in 1998, when they purchased 1,000,000 shares at its par value. Then in March 2004, the Company sold 12,500,000 shares of stock to Steven Ivester for par value ($12,500), plus his agreement to contribute two operating companies. Such companies were contributed in May 2004, effective April 15, 2004.

          In October 2005, the Company purchased all of the assets of WQN, Inc. Mr. Adler was the Chief Executive Officer of WQN, Inc. and owns approximately 39% of WQN's outstanding common stock. In connection with the transaction, the Company, through an acquisition subsidiary purchased the assets for a purchase price consisting of (1) a convertible promissory note, in the principal amount of $3,700,000 (the "Note"), (2) 1,250,000 shares of the Company's restricted common stock and (3) a warrant to purchase 5,000,000 shares of common stock. The aggregate outstanding principal amount of the Note, together with interest, is convertible into either shares of preferred stock or shares of common stock. The Note, in the principal amount of $3,700,000, will accrue interest at the rate of 6% per annum. In addition, the Company issued WQN, Inc. an additional 500,000 shares of restricted common stock relating to the difference between the amount of accounts receivable transferred in the transaction and the accounts payable.

          At December 31, 2004 the Company owed a shareholder $560,000 under a note payable bearing interest at 3.75% and maturing December 31, 2005. The Company owed Steven Ivester $1,000,000 as of December 31, 2005 under a note payable bearing interest at 3.75% and maturing December 31, 2005. The loan to Mr. Ivester was repaid by the Company in January 2006.

          The Company and Mr. Ivester entered into a consulting agreement on October 18, 2005. Pursuant to the consulting agreement, Mr. Ivester will provide general business strategy, financing and product development advice. Mr. Ivester will receive $200,000 per year for his services under the consulting agreement, as well as a $2,500 per month vehicle allowance.
Mr. Ivester will be eligible to receive bonuses, as determined by the Board of Directors. Mr. Ivester will be eligible for participation in the Company's stock option plan, as determined by the Board of Directors. Mr. Ivester is entitled to severance payments under the consulting agreement if the consulting agreement is terminated under certain circumstances.

          Please see "Employment, Change of Control and Severance
Assignments" above for a discussion of arrangements with Messrs.
Burbank and Sasnett and the employment agreement with Mr. Adler.

Promoters
---------

          On February 27, 2004, the Company issued and sold 12,500,000 shares of common stock to Steven Ivester in exchange for cash of $12,500 and his agreement to contribute the intellectual property rights and related assets of two start-up companies formed to engage in the telecommunications industry. The shares issued represented approximately 88% of the shares outstanding after the exchange, as a result of which Mr. Ivester became the controlling shareholder of the Company.

          On May 25, 2004 (but effective for all purposes as of April 15, 2004), the Company completed the acquisition of two
Florida-based subsidiaries, eGlobalphone, Inc. and VoIP
Solutions, Inc., both Florida Corporations.

          On August 4, 2004, the Company issued warrants to purchase 2,200,000 shares of common stock for an exercise price of $1.00 per share to each of John Todd and Clive Raines.
Mr. Todd's warrants were exchanged for 750,000 shares in a net cashless exercise in February 2005.

          Messrs. Ivester, Todd and Raines may be considered to be "promoters" of the Company.

                             PROPOSAL TWO

                PROPOSAL TO APPROVE THE COMPANY'S
                   2006 EQUITY INCENTIVE PLAN

General
-------

          On December 7, 2005, the board of directors approved, subject to shareholder approval, the Company's 2006 Equity Incentive Plan (the "2006 Plan"). The 2006 Plan provides that key employees, consultants and non-employee directors of the Company or an affiliate ("eligible participants") may be granted:
(1) options to acquire shares of the Company's common stock, (2) shares of restricted common stock (3) stock appreciation rights,
(4) performance-based awards, (4) "Dividend Equivalents," and (5) other stock-based awards (collectively, "Awards"). The 2006 Plan will permit eligible participants to acquire a proprietary interest in the growth and performance of the Company. The purposes of the 2006 Plan are to (1) increase the incentive of its participants to contribute to the Company's success and prosperity, thus enhancing shareholder value; and (2) to provide the Company with a proven means to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

          The Company is seeking shareholder approval for the future issuance of options under the 2006 Plan to allow its participants to acquire up to 10,000,000 shares of the Company's common stock.

          The 2006 Plan is included in this Proxy Statement as Appendix B, and reference is made to Appendix B for a full description of the terms of the 2006 Plan.

Board Recommendation
--------------------

          The board of directors recommends that you vote "FOR" the proposal to approve the Company's 2006 Plan.

Description of the 2006 Plan
----------------------------

          The following summary describes the principal provisions of the 2006 Plan. The summary does not purport to be complete and is qualified in its entirety by the full text of the 2006 Plan attached as Appendix B to this proxy statement.

          The total number of shares of common stock that may be subject to Awards under the 2006 Plan will not exceed 10 million shares (subject to customary adjustments as provided in the 2006
Plan).  Such number of shares is
subject to adjustment by the committee established to administer the 2006 Plan (the "Committee") in the event of a recapitalization, stock split, stock dividend or similar corporate transaction. Such shares may be either authorized or unissued shares or shares held in treasury.

          The 2006 Plan is generally designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), in order to preserve the Company's ability to take compensation expense deductions in connection with the exercise of options granted and the vesting of performance-based restricted stock under the 2006 Plan in certain circumstances. Under Code Section 162(m), a publicly held corporation is not permitted to take a federal income tax deduction for compensation recognized by certain executive officers in any year in excess of $1,000,000 unless such compensation meets the shareholder approval and other requirements of Code Section 162(m).

          The 2006 Plan is administered by the Committee, which must be comprised of not less than two individuals appointed by the board of directors, each of whom is (1) to the extent required by Rule 16b-3 and the Exchange Act, a "non-employee director," and (2) to the extent required by Code Section 162(m), an "outside director". We anticipate that two of the prospective directors will constitute the Committee, which may make such rules and regulations and establish such procedures for the administration of the 2006 Plan as it deems advisable.

          The Committee may grant Awards under the 2006 Plan to eligible participants. The Company estimates that there are currently approximately 90 employees and service providers who are eligible participants. The Committee has the discretion, in accordance with the provisions of the 2006 Plan, to determine the terms of the Award, to whom an Award is granted and the number of shares of stock subject to the Award, subject to a maximum grant to an eligible participant in any year of 200,000 option shares and 200,000 shares of restricted stock that are intended to be "performance based" compensation under Code Section 162(m) (subject to customary adjustments as provided in the 2006 Plan), with any unused portion of the limitation available to be carried forward.

Stock Options
-------------

          An option granted under the 2006 Plan may be an incentive stock option (an "ISO") or may be a non-qualified stock option (a "Non-ISO"), as determined at the time of grant. In certain circumstances, the grant of Non-ISOs, as opposed to ISOs, can result in federal income tax advantages to the Company, as described below.

          The exercise price for options may not be less than the fair market value of the stock on the date of the grant of the options. The 2006 Plan provides that optionees may pay the exercise price: (1) in cash, (2) by delivery to the Company of shares of the Company's common stock owned by the participant,
(3) other securities, (4) other Awards, (5) other property, or
(6) any combination of the above, in each case on such other terms and conditions as may be acceptable to the Committee (which may include payment in installments or on a deferred basis).

          An option granted under the 2006 Plan may not be exercised later than the date specified by the Committee, which will be a maximum of 10 years from the date of the grant.

Restricted Stock
----------------

          The Committee may award "restricted" shares of the Company's common stock and restricted stock units, which are grants of common stock or Awards designated in shares of restricted stock that are subject to risk of forfeiture or other restrictions. Shares of restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

          Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all shares of restricted stock and all restricted stock units still, in either case, subject to restriction, shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or restricted stock units.

Stock Appreciation Rights
-------------------------

          The Committee is authorized to grant eligible participants stock appreciation rights. A stock appreciation right gives the recipient a right to receive, upon exercise of the stock appreciation right, the excess of (1) the fair market value (as determined by the Committee) of one share of common stock on the date of exercise or, if the Committee determines in the case of any such right other than one related to any ISO, at any time during a specified period before or after the date of exercise over (2) the grant price of the right, as specified by the Committee. The grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any stock appreciation right are determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

Performance Awards
------------------

          The Committee is authorized to grant eligible participants performance awards. A performance award granted under the 2006 Plan (1) may be denominated or payable in cash, shares of common stock (including, without limitation, restricted stock), other securities, other Awards, or other property and (2) confer on the recipient rights valued as determined by the Committee and payable to, or exercisable by, the recipient, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. The performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, and the amount of any payment or transfer to be made pursuant to any performance award shall be determined by the Committee. The goals established by the Committee will be based on any one, or combination of, earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, revenue, economic value added, increase in the price of the Company's common stock, cash flow return on investment, or any other measure the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

Dividend Equivalents
--------------------

          The Committee is authorized to grant Awards under which the recipients are entitled to receive payments equivalent to dividends or interest with respect to a number of shares of common stock determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of common stock or otherwise reinvested. Such Awards may have such terms and conditions as the Committee determines.

Other Stock-Based Awards
------------------------

          The Committee is also authorized to grant other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock (including, without limitation, securities convertible into shares of common stock), as are deemed by the Committee to be consistent with the purposes of the 2006 Plan. The Committee determines the terms and conditions of such Awards.

Miscellaneous
-------------

          Awards granted under the 2006 Plan generally are not transferable, except that the Committee may, in its sole discretion and subject to certain limitations, permit the transfer of Non-ISOs at the time of grant or thereafter for estate planning purposes. No Awards may be granted under the 2006 Plan after December 7, 2015.

          The number of Awards that may be granted under the 2006
Plan to executive officers is not determinable at this time.

Equity Compensation Plans Information
-------------------------------------

          The following table sets forth the number of securities to be issued upon exercise of outstanding options, warrants, and rights; weighted-average exercise price of outstanding options, warrants, and rights; and the number of securities remaining available for future issuance as of December 31, 2005:




                                         Number of Securities                            Number of
                                          to be Issued Upon      Weighted-Average       Securities
                                             Exercise of         Exercise Price of       Remaining
                                         Outstanding Options,  Outstanding Options,    Available for
                                         Warrants,And Rights   Warrants, and Rights   Future Issuance
                                         --------------------  --------------------  ----------------
       Equity compensation plans
        approved by security holders:
                                              3,897,000                $1.26              15,000
       Equity compensation plans not
        approved by security holders:         2,375,000                $1.51                -0-




                            PROPOSAL THREE

           PROPOSAL TO AMEND AND RESTATE THE COMPANY'S
                    ARTICLES OF INCORPORATION

General
-------

          On December 7, 2005, the Company's board of directors unanimously approved and recommended for adoption by the shareholders the Amended and Restated Articles of Incorporation
(the "Amended and Restated Articles"), the text of which is attached to this proxy statement as Appendix C.

Background and Reasons for the Proposed Amended and Restated
Articles
------------------------------------------------------------

          As of February 9, 2006, there were 100,000,000 shares of common stock authorized, of which, ______ shares were issued and outstanding, and the remainder of the authorized shares of common stock were reserved for the exercise of stock options, conversion of convertible debt securities and warrants to purchase common stock. Therefore, the Company has no shares of common stock available for future issuance as of the date of the annual meeting.

          The Amended and Restated Articles would provide for the issuance of 250,000,000 shares of common stock and would authorize 25,000,000 shares of preferred stock. The board of directors would have the authority to issue classes or series of preferred stock in the future having such designations, rights, preferences and relative, participating, option or other special rights of the shares of each such class or series, including such things as voting rights, dividend rights, conversion rights, redemption rights, and other restrictions and features.

          A copy of the Amended and Restated Articles of Incorporation of the Company are included as Appendix C to this proxy statement, and reference is made to Appendix C for a full description of the terms and provisions of the authorized preferred stock.

          The board of directors believes that the proposal to increase the number of authorized shares of common stock and permit the issuance of preferred stock is in the best interests of the Company and its shareholders. If the proposed Amended and Restated Articles are approved by the shareholders, the Company would have additional shares available for issuance, and the board of directors would have the flexibility to act in a timely manner to take advantage of favorable market conditions and other opportunities with respect to stock splits, stock dividends, financings, acquisitions or other corporate business, subject to the rules of any securities exchange on which the shares of common stock are listed at the time or other applicable laws or regulations as may be in effect from time to time. Such availability of an increased number of authorized shares and the ability to issue preferred stock will eliminate the delays and expense involved in first conducting a special meeting of shareholders in order to issue additional shares when needed.

          There are no current plans to issue shares of any class of common stock. Upon filing the Amended and Restated Articles of Incorporation, the Company will also file a Certificate of Designations, Rights and Preferences to create a Series A Convertible Preferred Stock (the "Series A Preferred"). The Series A Preferred will feature a 5% cumulative dividend, the right to convert into common stock at the rate of $1.06 per share, a liquidation preference in the event the Company is dissolved, no voting right, and a right of the Company to redeem after August 1,2008 if the common stock shall have closed above $2.00 per share for 20 consecutive trading days. The Company will issue approximately 380,000 shares of Series A Preferred having an issue price of $3,800,000 to WQN, Inc. upon the automatic conversion of a Convertible Promissory Note in the principal amount of $3,700,000 plus accrued interest.

          The Company will, from time to time, investigate possible acquisitions and financings through the issuance of additional equity securities , but it is not possible to state whether an acquisition will materialize or, if so, whether the issuance of additional common stock or a series of preferred stock would be desirable or required.

          The increase in shares authorized by the Amended and Restated Charter could under some circumstances (1) enable existing directors and officers of the Company to increase their beneficial ownership of the Company in response to a takeover attempt by another person by entering into transactions resulting in the issuance of authorized shares by the Company to existing directors and officers and/or (2) dilute the beneficial ownership of the person making the takeover attempt by issuing shares to another person who might assist the board of directors in opposing the takeover if the board of directors determines that the takeover is not in the best interests of the Company and its
shareholders.   In addition, issuances of additional common stock
or preferred stock convertible into common stock would dilute the ownership position of the Company's shareholders generally.

          Our board of directors hopes that shareholders will attend the annual meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. Prompt response will greatly facilitate arrangements for the meeting and your cooperation is appreciated. Shareholders who attend the meeting may vote their shares personally even though they have sent in their proxy cards or voted by phone or the Internet.

                              By Order of the Board of Directors



                              David W. Sasnett, Secretary

February ___, 2006

                           APPENDIX A

                           VOIP, INC.

                     AUDIT COMMITTEE CHARTER

Audit Committee Structure, Composition and Processes
----------------------------------------------------

          The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities by reviewing (1) the integrity of the financial statements of the Company, (2) the qualifications, independence and performance of the Company's independent auditor and internal auditing department, and (3) the compliance by the Company with legal and regulatory requirements.

          The Committee shall be comprised of at least two directors (three after such time as the Company is no longer a Small Business Issuer) appointed by the Board, each of whom shall meet the independence and experience requirements of the American Stock Exchange. At least one member of the Committee shall be a financial expert as defined by the Securities and Exchange Commission. Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

          The Committee shall have the responsibilities described in this Charter. This Charter has been adopted by the Board of Directors. The Committee shall make regular reports to the Board of Directors. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. The Committee shall annually evaluate the Committee's performance.

          The Committee's function is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditor are responsible for auditing those financial statements. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements. The Committee has the authority to conduct investigations within the scope of its responsibilities.

Independent Auditor Selection and Evaluation
--------------------------------------------

  * The Committee shall have sole authority to appoint the independent auditor (subject to stockholder approval). The independent auditor shall report directly to the Committee. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting).

  * The Committee shall evaluate the performance of the lead audit partner and of the independent auditor and, if appropriate, replace the independent auditor.

Proxy Statement Report
----------------------

  * The Committee shall review and discuss the annual audited financial statements, including disclosures made in management's discussion and analysis, with management and the independent auditor.

  * The Committee shall discuss with the independent auditor certain matters regarding the conduct of the annual audit as required by Statement on Auditing Standards No. 61, such as significant audit adjustments and significant accounting policies.

  * The Committee shall receive periodic reports from the independent auditor regarding the auditor's independence (including the disclosures required by Independence Standards Board Standard No. 1), discuss such reports with the auditor, and take appropriate action to oversee the independence of the auditor.

  * The Committee shall determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K or 10-KSB for filing with the Securities and Exchange Commission.

  * The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Independent Auditor Oversight
-----------------------------

  * The Committee shall meet with the independent auditor prior to the annual audit to review the scope, planning and staffing of the audit.

  * The Committee shall review with the independent auditor any significant problems or difficulties that the auditor may have encountered in connection with the audit, and review significant issues raised by the management letter provided by the auditor and the Company's response to those issues.

  * The Committee shall (1) ensure the rotation of the lead audit partner and other audit partners as required by law, and (2) establish policies for the Company's hiring of employees or former employees of the independent auditor.

Internal Audit Oversight
------------------------

  * The Committee shall provide oversight of the Company's internal audit function, including reviewing reports on the organizational structure, budget, plans and results of internal audit activities and adequacy of the Company's internal controls.

  * The Committee shall review the appointment and replacement of the senior internal auditing executive, and review significant issues identified by the internal auditing department.

Additional Audit Committee Action
---------------------------------

  * The Committee shall pre-approve all auditing services and permitted non-audit services to be performed by the independent auditor. The Committee may form and delegate authority to subcommittees consisting of one or more members the authority to grant such pre-approvals. The Committee shall consider whether the provision of permitted non-audit services is compatible with maintaining the independent auditor's independence.

  * The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  * The Committee shall discuss with management the Company's earnings press releases, including the use of any non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

  * The Committee shall ensure that the independent auditor reviews the Company's quarterly financial statements, including management's discussion and analysis, prior to filing with the Securities and Exchange Commission; the Committee, or its Chairman, shall discuss such review with the independent auditor and management prior to such filing of the Company's Form 10-Q or 10-QSB.

  * The Committee shall review disclosures made by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K or 10-KSB and Form 10-Q or 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

  * The Committee shall, as it determines necessary to carry out its duties, obtain advice and assistance from outside legal, accounting, or other advisors. The Company shall provide funding for such Committee actions and for compensation of any external auditor engaged by the Committee and for ordinary administrative expenses of the Committee.

Reports to the Audit Committee
------------------------------

  * The Committee shall review reports from the independent auditor on (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  * The Committee shall review a report from the independent auditor at least annually regarding (1) the independent auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (3) any steps taken by the independent auditor to deal with such issues, and (4) all relationships between the independent auditor and the Company.

  * The Committee shall review reports from management and/or the independent auditor with respect to (1) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and (2) the effect of regulatory and accounting initiatives on the financial statements of the Company.

  * The Committee shall obtain reports from management, the Company's internal auditing department, the Company's independent auditor, and/or the Company's general counsel with respect to (1) the Company's policies and procedures regarding compliance with applicable laws and regulations,
     (2) compliance with the Company's Code of Conduct and the Company's Code of Ethics for Senior Corporate Officers, (3) the Company's processes for assessing and controlling significant financial risk exposures, and (4) the status of significant legal matters.

  * The Committee shall meet separately, periodically, with the Chief Financial Officer and Controller, the senior internal auditing executive and the independent auditor. The
     Committee may request any member of management to attend a meeting of the Committee.

                           APPENDIX B

              VoIP, Inc. 2006 Equity Incentive Plan

1.   PURPOSE

The purposes of this VoIP, Inc. 2006 Equity Incentive Plan (the "Plan") are to encourage selected employees, outside directors and consultants of VoIP, Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

2.   DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

    (a) "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

    (b)  "Award" shall mean any Option, Stock Appreciation
          Right, Restricted Stock, Restricted Stock Unit,
          Performance Award, Dividend Equivalent, or Other Stock-
          Based Award granted under the Plan.

    (c) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

    (d)  "Code" shall mean the Internal Revenue Code of
          1986, as amended from time to time.

    (e) "Consultant" shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor. Service as a consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

    (f) "Committee" shall mean a committee of the Board of Directors of the Company, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan and composed of not less than two directors, each of whom is not an employee of the Company or an Affiliate and meets the "Non-Employee Director" eligibility requirements imposed by Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934, as amended, and each of whom is an outside director for purposes of Section 162(m) of the Code.

    (g) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

    (h) "Employee" shall mean any employee of the Company or of any Affiliate.

    (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other Securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

    (j) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

    (k) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

    (l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

    (m) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

    (n) "Outside Director" shall mean a member of the Board of Directors of the Company or any Affiliate who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

    (o)  "Participant" shall mean an Employee, Outside
          Director or Consultant who receives an Award under the Plan.

    (p) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

    (q) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

    (r)  "Predecessor Plan" shall mean the Company's 2005
          Stock Option Plan.

    (s) "Released Securities" shall mean shares of Restricted Stock as to which all restrictions imposed by the committee have expired, lapsed, or been waived.

    (t) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

    (u) "Restricted Stock Unit" shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

    (v) "Shares" shall mean the shares of common stock of the Company, $.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

    (w) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

3.   ADMINISTRATION

     Except as otherwise provided herein, the Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any award; (v) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (vi) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vii) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder, and any employee, director or consultant of the Company or of any Affiliate. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, the Committee shall not have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal. Actions of the Committee may be taken either (i) by a subcommittee, designated by the Committee, composed of two or more members, or (ii) by the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such members, shall be the action of the Committee for purposes of the Plan.

4.   SHARES AVAILABLE FOR AWARDS

     (a)  SHARES AVAILABLE.  Subject to adjustment as provided in
          Section 4(b):

          (i) CALCULATION OF NUMBER OF SHARES AVAILABLE. The number of Shares available for granting Awards under the Plan shall be 10,000,000, of which 5,000,000 shall become available immediately and the next 5,000,000 shall be made available upon determination by the Board of Directors. Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or by an award granted under a Predecessor Plan, or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan.

          (ii) ACCOUNTING FOR AWARDS.  For purposes of this
               Section 4,

               (A)  if an Award (other than a Dividend
                    Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

               (B)  Dividend Equivalents and Awards not
                    denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

        (iii) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued
               Shares or of Treasury Shares.

     (b) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

5.   ELIGIBILITY

     Any Employee, Outside Director or Consultant shall be eligible to receive Awards under the Plan. Any Awards granted to members of the Committee shall be approved by the Board of Directors of the Company.

6.   AWARDS

     (a) OPTIONS. The Committee is hereby authorized to grant Options with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

          (i) EXERCISE PRICE. The exercise price per Share of each Option shall be determined by the committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a "10-percent shareholder as such term is used in
               Section 422(c)(5) of the Code") of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

          (ii) OPTION TERM. The term of each Option shall be fixed by the Committee, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a "10-percent shareholder") as such term is used in Section 422(c)(5) of the Code).

        (iii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          (iv) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

     (b) STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i). the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii). the grant price of the right as specified by the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

     (c)  RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

          (i) ISSUANCE. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted
               Stock Units.

          (ii) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

        (iii) REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

          (iv) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

     (d) PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan
          (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and
          (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. The goals established by the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

     (e) DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Committee shall determine.

     (f) OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards.

     (g)  GENERAL.

          (i) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other Awards or awards.

        (iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

          (iv) LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or
               b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (v) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

          (vi) SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

7.   AMENDMENT AND TERMINATION

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the
Plan:

     (a) AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

     (b) AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

     (c) ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Except as provided in the following sentence, the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee shall not have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

     (d)  CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES.
          The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

8.   GENERAL PROVISIONS

     (a) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Outside Director, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

     (b) DELEGATION. The Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by, Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of
          Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not "covered employees" for purposes of Section 162(m) of the Code.

     (c) WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

     (d) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (e) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (f) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable federal law.

     (g) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

     (h) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (i) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (j) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

9.   EFFECTIVE DATE OF THE PLAN

     Subject to the approval of the shareholders of the Company, the Plan shall be effective December 7, 2005 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan before its approval by shareholders, the Awards will be contingent on approval of the Plan by the shareholders of the Company at an annual meeting, special meeting, or by written consent, which meeting shall be held within one year of the Effective Date.

10.  TERM OF THE PLAN

     No Award shall be granted under the Plan more than 10 years after the Effective Date. However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

11.  TERMINATION OF PREDECESSOR PLANS

     Upon   the  Effective  Date,  the  Predecessor  Plans  shall
terminate and no further awards or grants may be made under such Predecessor Plans.

                           APPENDIX C

                      AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION

                           VOIP, INC.

                           ARTICLE ONE

     VoIP, Inc. (the "Corporation"), pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, hereby adopts these restated articles of incorporation which accurately copy the original articles of incorporation and all amendments thereto that are in effect to date and as further amended by such restated articles of incorporation as hereinafter set forth and which contain no other change in any provision thereof.

                           ARTICLE TWO

     The Articles of Incorporation of the Corporation are amended by the Amended and Restated Articles of incorporation in their entirety as follows:

                            ARTICLE I

          The name of this Corporation is VoIP, Inc.

                           ARTICLE II

          The period of duration is perpetual.

                           ARTICLE III
                            PURPOSES

          The purposes for which this Corporation is organized are to conduct any type of business endeavor which is legal pursuant to the laws of the State of Texas.

                           ARTICLE IV
                             SHARES

          SECTION 1. The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred Fifty Million (250,000,000) shares of common stock ("Common Stock") and Twenty-Five Million (25,000,000) shares of preferred stock ("Preferred Stock"). The par value of each of such shares is $0.001.

     SECTION 2. The Board of Directors of the Corporation is hereby expressly authorized, by resolution or resolutions from time to time adopted, to provide, out of the unissued shares of Preferred Stock, for the issuance of the Preferred Stock in one or more classes or series. Before any shares of any such class or series are issued, the Board of Directors shall fix and state, and hereby is expressly empowered to fix, by resolution or resolutions, the designations, preferences, and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitations or restrictions thereon, including, but not limited to, determination of any of the following:

          (a) the designation of such class or series, the number of shares to constitute such class or series and the stated value thereof if different from the par value thereof;

          (b) whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be full, special or limited, and whether the shares of such class or series shall be entitled to vote as a separate class either alone or together with the shares of one or more other classes or series of stock;

          (c) the dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation that such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of the same class;

          (d) whether the shares of such class or series shall be subject to redemption by the Corporation at its option or at the option of the holders of such shares or upon the happening of a specified event, and, if so, the times, prices and other terms, conditions and manner of such redemption;

          (e) the preferences, if any, and the amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

          (f) whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

          (g) whether the shares of such class or series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of stock of any other class or any other series of the same class or any other class or classes of securities or property and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

          (h) the limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding, upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of the same class;

          (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of the same class or of any other class; and

          (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

     The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other classes or series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series unissued shares of the Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

                            ARTICLE V
                          MAJORITY VOTE

          With respect to any action to be taken by the shareholders of the Corporation under the Texas Business
Corporation Act or otherwise, the vote or occurrence of the holders of a majority of the issued and outstanding shares of the Corporation shall control.

                           ARTICLE VI
                      NO CUMULATIVE VOTING

          Cumulative voting is expressly prohibited. At each election of directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote; no shareholders shall be entitled to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by his shares shall equal, or by distributing such votes on the same principal among any number of such candidates.

                           ARTICLE VII
                       PRE-EMPTIVE RIGHTS

          No holder of any stock of the Corporation shall be entitled as a matter of right to purchase or subscribe for any part of any stock of the Corporation authorized by these Articles or of any additional stock of any class to be issued by reason of any increase of the authorized stock of the Corporation or of any bonds, certificates of indebtedness, debentures, warrants, options or other securities convertible into any class or stock of the Corporation, but any stock authorized by these Articles or any such additional authorized issue of any stock or securities convertible into any stock may be issued and disposed of by the Board of Directors to such persons, firms, corporations or associations for such consideration and upon such terms and in such manner as the Board of Directors may decide in its discretion without offering any thereof on the same terms or on any terms to the shareholders then of record or to any class of shareholders, provided only that such issuance may not be inconsistent with any provision of law or with any of the provisions of these Articles.

                          ARTICLE VIII
                  CERTAIN INSIDER TRANSACTIONS

          Any contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any firm of which one or more of its directors are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one or more of its directors are shareholders, members, directors, officers or employees, or in which they are interested, shall be valid for all purposes, notwithstanding the presence of the director or directors at the meeting of the Board of Directors of the Corporation that acts upon, or in reference to, the contract or transaction, and notwithstanding his or their participation in the action, if the facts of such interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless, authorize or ratify the contract or transaction, the interested director or directors to be counted in determining whether a quorum is present and to be entitled to vote on such authorization of ratification. This
Article VIII shall not be construed to invalidate any contract or other transaction that would otherwise be valid under the common and statutory law applicable to it.

                           ARTICLE IX
                         INDEMNIFICATION

          The Corporation shall indemnify any person, by reason of the fact that he or she, his or her testator, or intestate, is or was a director, officer, or employee of the Corporation, or of any corporation or other entity, which he or she served in such capacity at the request of the Corporation to the maximum extent of Texas law.

                            ARTICLE X
                            INSURANCE

          The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such a person, whether or not the Corporation would have the power to indemnify him against such liability by statute.

                           ARTICLE XI
                     LIMITATION ON LIABILITY

          No person shall be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a director, officer or employee of the Corporation in good faith, if, in the exercise of ordinary care, this person:

          A.   Relied upon financial statements of the
Corporation represented to be corrected by the President or the officer of the Corporation having charge of its books of account, or stated in a written report by an independent public or certified public accountant or firm of such accountants fairly to reflect the financial condition of the Corporation; or considered the assets to be of their book value; or

          B. Relied upon the written opinion of any attorney hired by or representing the Corporation.

                           ARTICLE XII
                             BYLAWS

          Except to the extent such power may be modified or divested by action of the shareholders representing a majority of the issued and outstanding shares of the Common Stock of the Corporation taken at a regular or special meeting of the shareholders, the power to adopt, alter, amend or repeal the Bylaws of the Corporation shall be vested in the Board of Directors.

                          ARTICLE XIII
             REGISTERED OFFICE AND REGISTERED AGENT

          The post office address of its initial registered office and the name of its initial registered agent at such address are:

          Registered Office:  1717 Main Street, Suite 3700
                              Dallas, TX 75201

          Registered Agent:   Ronald Brown, Esq.

                           ARTICLE XIV
                     CONSENT OF SHAREHOLDERS

          Any action which must be taken at any annual or special meeting of shareholders, or any action which may be taken without a meeting, without notice and without a vote, if a consent or consents in writing, setting forth the action taken, is signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares are entitled to vote on the action were present and voted.

          IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation on this ___ day of ___________________, 2006.

                                   VOIP, INC.


                                   By___________________________
                                       B. Michael Adler, CEO


                         PLEASE DATE, SIGN AND MAIL YOUR
                         PROXY CARD AS SOON AS POSSIBLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                   VOIP, INC.

                                 March __, 2006





                 Please Detach and Mail in the Envelope Provided


          Please mark your
A  [ X]   votes as in this
          example


                                   WITHHOLD
                       FOR        AUTHORITY
                       the        to vote for
                     nominee     the nominee
                      listed     listed below
                      below

                                                                     FOR     AGAINST    ABSTAIN
1. PROPOSAL NO. 1-
   ELECTION OF
   DIRECTORS

Nominees:
B. Michael Adler      [   ]          [   ]      2.PROPOSAL NO. 2-   [   ]     [   ]       [   ]
                                                  APPROVAL OF
                                                  THE VOIP,
                                                  INC. 2006
                                                  EQUITY
                                                  INCENTIVE
                                                  PLAN

Senator George        [   ]          [   ]     3.PROPOSAL NO. 3-    [   ]     [   ]       [   ]
Firestone                                        APPROVAL OF
                                                 THE AMENDED
                                                 AND RESTATED
                                                 ARTICLES OF
                                                 INCORPORATION


Stuart Kosh           [   ]          [   ]
                                               The undersigned acknowledges receipt of (a)
                                               Notice of Annual Meeting of Stockholders, (b)
                                               the accompanying Proxy Statement, and (c) the
                                               Company's 10-KSB for fiscal year ended
                                               December 31, 2004.

Thomas Reeves         [   ]          [   ]     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                               OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE
                                               WITH THE SPECIFICATIONS MADE ABOVE. YOU ARE
                                               URGED TO COMPLETE, SIGN, DATE AND RETURN THIS
                                               PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES
                                               NO POSTAGE IF MAILED IN THE UNITED STATES. IF
                                               YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF
                                               SO DESIRED, REVOKE THE PROXY AND VOTE YOUR
                                               SHARES IN PERSON.

                                               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD AS
                                               SOON AS POSSIBLE.
Nicholas A.
  Iannuzzi, Jr.       [   ]          [   ]

Chris Rhoades         [   ]          [   ]

John N. Spencer, Jr.  [   ]          [   ]


                                               PLEASE DETACH AND MAIL IN THE ENVELOPE
                                               PROVIDED.



SIGNATURE 1:______________________ DATE____________, 2006   SIGNATURE 2:______________________ DATE____________, 2006

PROXY INSTRUCTIONS: Please sign exactly as the name or names appear on your stock certificate
(as indicated hereon). If the shares are issued in the name of two or more persons, all of them must sign the proxy. A proxy executed by a corporation must be signed in its name by an authorized officer. Executors, administrators, trustees and partners should indicate their capacity when signing.


                           VOIP, INC.

                 ANNUAL MEETING OF SHAREHOLDERS

                       _________, __, 2006

The undersigned, having received the notice and accompanying Proxy Statement for the Annual Meeting of Shareholders of VoIP, Inc. (the "Company") to be held on _________, __, 2006 (the "Annual Meeting"), hereby appoints Hal H. Bibee and David W. Sasnett, and each of them, with full power of substitution, as the undersigned's proxies and attorneys-in-fact to vote at the Annual Meeting, or any adjournment thereof, all shares of voting stock of the Company, which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote at the Annual Meeting or any adjournment thereof, as shown below.

          (Continued and to be signed on reverse side)